Exhibit 10.2

NOTICE OF GRANT OF STOCK OPTIONS AND OPTION AGREEMENT	Hybrid Dynamics Corporation
Optionee: Steven Radt	Option Number:___-2006-1-__________ Plan: 2006 QUALIFIED INCENTIVE STOCK OPTION PLAN

Effective June 1, 2008 you have been granted a Incentive Stock Option to buy 1,000,000 shares of Hybrid Dynamics Corporation (the “Company”) at thirty cents ($0.30) per share.

The total option price of the shares granted is $300,000.

Shares in each period will become fully vested on the date shown.

Shares	Vesting Date	Exercise Schedule	Expiration	Exercise Price
350,000	June 1, 2008		June 1, 2018
350,000	January 15, 2009		January 15, 2019
300,000	July 15, 2009		July 15, 2019

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s 2007 Qualified Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

HYBRID DYNAMICS CORPORATION

By:/s/ MARK KLEIN	June 23, 2008
Mark Klein, President	Date

EMPLOYEE:
Steven Radt
/s/ STEVEN RADT	June 23, 2008
Signature	Date
____________________________________	____________________
Address	Social Security Number
____________________________________
City State Zip

HYBRID DYNAMICS CORPORATION

STOCK OPTION AGREEMENT

1.       Grant of Option. Hybrid Dynamics Corporation, a Nevada corporation (fka Sunrise U.S.A. Incorporated) (the “Company”), hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”) subject to the terms, definitions and provisions of the 2006 QUALIFIED INCENTIVE STOCK OPTION PLAN, as amended (the “Plan”), adopted by the Company, which is incorporated in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

If designated as an Incentive Stock Option in the Notice of Grant, this Option is intended to qualify as an “incentive stock option” as such term is defined in Section 422 of the Internal Revenue Code of 1986 as amended.

2.       Exercise of Option. This Option shall be exercisable during its term in accordance with the Exercise Schedule set forth in the Notice of Grant (the “Exercise Schedule”) and with the provisions of the Plan as follows:

(i)       Right to Exercise.

(a)      This option shall not be exercisable with respect to less than 100 shares unless the remaining shares covered by this option are fewer than 100 shares.

(b)      In the event of the Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Section 6.

(c)      In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(d)      If designated as an Incentive Stock Option in the Notice of Grant, in the event that this Option becomes exercisable at a time or times which, when this Option is aggregated with all other incentive stock options granted to the Optionee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the Date of Grant of the option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year, the amount in excess of $100,000 shall be treated as a Nonstatutory Stock Option, pursuant to Section 6(a) of the Plan.

(ii)      Method of Exercise.

(a)      This Option shall be exercisable by delivering notice to the Company or a broker designated by the Company in such form and through such delivery method as shall be acceptable to the Company (including in the form attached as Exhibit A or such other form as may from time to time be approved by the Administrator) or the designated broker, as appropriate (the “Exercise Notice”). The Exercise Notice shall specify the election to exercise the Option and the number of Shares in respect of which the Option is being exercised, shall include such other representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan and applicable law, and shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company or the designated broker of such notice accompanied by the Exercise Price.

(b)      As a condition to the exercise of this Option, the Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(c)      No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any Stock Exchange. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.       Continuance of Employment/Service Required. The Exercise Schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Optionee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided under the Plan.

4.       Method of Payment. Payment of the Exercise Price shall be by any of, or a combination of, the following methods at the election of the Optionee: (i) cash; (ii) check; (iii) surrender of other shares of Common Stock of the Company which (a) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or (iv) delivery of a properly executed Exercise Notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price; provided that the Administrator may from time to time limit the availability of any non-cash payment alternative.

5.       Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6.       Termination of Relationship. In the event of termination of the Optionee’s Continuous Status as an Employee or Consultant, the Optionee may, to the extent otherwise so entitled at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, or if the Optionee does not exercise this Option within the time specified in the Notice of Grant, the Option shall terminate. Further, to the extent allowed by applicable law, if the Optionee is indebted to the Company on the date of termination, the Optionee’s right to exercise this Option shall be suspended until such time as the Optionee satisfies in full any such indebtedness.

7.       Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of the Optionee’s Continuous Status as an Employee or Consultant as a result of Total Disability, the Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

8.       Death of Optionee. In the event of the death of the Optionee:

(i)       during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death, subject to the limitation contained in Section 2(i)(d) above in the case of an Incentive Stock Option; or

(ii)      within thirty (30) days after the termination of the Optionee’s Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

9.       Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. This Option may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10.      Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

11.      No Additional Employment Rights. The Optionee understands and agrees that the vesting of Shares pursuant to the Exercise Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). The Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon the Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

12.      Notice of Disqualifying Disposition of Incentive Stock Option Shares. If the Option granted to the Optionee in this Agreement is an Incentive Stock Option, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (a) the date two years after the Date of Grant, or (b) the date one year after transfer of such Shares to the Optionee upon exercise of the Incentive Stock Option, the Optionee shall notify the Company in writing within thirty (30) days after the date of any such disposition. The Optionee agrees that the Optionee may be subject to the tax withholding provisions of Section 13 below in connection with such sale or disposition of such Shares.

13.      Tax Withholding. The Optionee shall pay to the Company promptly upon request, and in any event at the time the Optionee recognizes taxable income in respect of the Option, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Option. Such payment may be made by any of, or a combination of, the following methods: (i) cash or check; (ii) out of the Optionee’s current compensation; (iii) surrender of other shares of Common Stock of the Company which (a) either have been owned by the Optionee for more than six (6) months as of the date of surrender or were not acquired, directly or indirectly, from the Company, and (b) have a Fair Market Value on the date of surrender equal to the amount required to be withheld; (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld or (v) delivery of a properly executed Exercise Notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the amount required to be withheld; provided that the Administrator may from time to time limit the availability of any non-cash payment alternative. For these purposes, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).

All elections by the Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

(i)       the election must be made on or prior to the applicable Tax Date;

(ii)      once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

(iii)      all elections shall be subject to the consent or disapproval of the Administrator;

(iv)      if the Optionee is subject to Section 16 of the Exchange Act, the election must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

14.      Restrictions and Investment Intent.  The Optionee understands that this Option and the shares of common stock which may be issued upon exercise of the Option are “securities” within the meaning of the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws (“Blue Sky Laws”), and that these securities are not being registered under the Act nor under any applicable Blue Sky Laws.  It is Optionee’s further understanding that the securities being acquired hereby must be held by the Optionee indefinitely and may not be transferred until they are subsequently registered under the Act and any applicable Blue Sky Laws, unless an exemption from registration is available.

The Optionee understands that the certificates evidencing the shares of common stock which may be issued upon exercise of this Option shall have endorsed thereon the following legend (and appropriate notations thereof will be made in the Company's stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Securities:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

15.      Notices. Any and all notices, designations, consents, offers, acceptances and any other communications provided for herein shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to both the Chief Financial Officer and the General Counsel of the Company at the principal office of the Company and, in the case of the Optionee, to the Optionee’s address appearing on the books of the Company or to the Optionee’s residence or to such other address as may be designated in writing by the Optionee.

16.      Bound by Plan. By signing this Agreement, the Optionee acknowledges that he/she has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

17.      Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Optionee and the beneficiaries, executors, administrators, heirs and successors of the Optionee.

18.      Invalid Provision. The invalidity or unenforceability of any particular provision thereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted.

19.      Entire Agreement. This Agreement, the Notice of Grant and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.

20.      Governing Law. This Agreement and the rights of the Optionee hereunder shall be construed and determined in accordance with the laws of the State of Nevada.

21.      Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

22.      Signature. This Agreement shall be deemed executed by the Company and the Optionee upon execution by such parties of the Notice of Grant attached to this Agreement.

Option Agreement End

Exhibit A – Form of Notice of Exercise follows

EXHIBIT A

NOTICE OF EXERCISE

To: Hybrid Dynamics Corporation
Attn: President
Subject: Notice of Intention to Exercise Stock Option

This is official notice that the undersigned (“Optionee”) intends to exercise Optionee’s option to purchase the below indicate Number of Shares of Innovate Nutrition Corp. Common Stock, under and pursuant to the Company’s 2006 QUALIFIED INCENTIVE STOCK OPTION PLAN, as amended, and the Stock Option Agreement attached, as follows:

__________________________________________
Number of Shares
__________________________________________ Vesting Commencement Date
__________________________________________ Date of Purchase
__________________________________________ Social Security Number
The shares should be issued as follows:
__________________________________________
Name
__________________________________________
Address
__________________________________________
City State Zip
__________________________________________
Signature Date